EXHIBIT 10.35

                                                          Annex 3


                       FIRST AMENDMENT


     THIS FIRST AMENDMENT ("Amendment"), dated as of February 29, 1996, is entered into by and among AST Research, Inc., a Delaware corporation (the "Company"), the several financial institutions party to this Amendment (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as Agent for the Banks.

                            RECITALS

     A. The Company, the Agent and certain of the Banks are party to a Credit Agreement dated as of December 20, 1995 (the "Credit Agreement"), which Credit Agreement became effective on December 27, 1995.

     B. The Company has requested that (i) several new financial institutions become parties to, and be deemed to be "Banks" in connection with, the Credit Agreement and (ii) the Banks, among other things, agree to amend the Credit Agreement to increase the aggregate Commitments of the Banks. The Agent and the Banks are willing to so amend the Credit Agreement subject to the terms and conditions in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.        Amendments.

               (a) The term "Banks" in the introductory paragraph of the Credit Agreement is amended to refer to all Banks executing this Amendment and all of the duties and obligations of the Borrower and the Guarantor under the Loan Documents in existence prior to the date hereof (to which they are respectively parties) shall be deemed to be duties and obligations to the Agent and all of the Banks executing this Amendment.

               (b) Section 1.01 of the Credit Agreement is amended by deleting the phrase "and each date such Loan is converted into another Type of Loan" in the definition of "Interest Payment Date."

               (c) Section 2.08(b) of the Credit Agreement is amended by adding in the second sentence the phrase "Offshore Rate" before each occurrence of the word "Loans" and by adding the phrase "on all Loans" after the phrase "Event of Default."

               (d) Schedule 2.01 to the Credit Agreement is amended by deleting said Schedule 2.01 in its entirety and by inserting in lieu thereof the form of Schedule 2.01 attached hereto as Annex 1.

               (e) Schedule 10.02 to the Credit Agreement is amended by deleting said Schedule 10.02 in its entirety and by inserting in lieu thereof the form of Schedule 10.02 attached hereto as Annex 2.

          3. Representations and Warranties. The Company hereby represents and warrants to the parties hereto as follows:

               (a) No Defaults or Events of Default have occurred and are continuing under the Loan Documents.

               (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

               (c) This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

               (d) All representations and warranties of the Company contained in the Loan Documents are true and correct.

               (e) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

          4. Effective Date. This Amendment will become effective on the date ("Effective Date") that each of the following conditions precedent has been satisfied and that all of the following documents required to be delivered are in form and substance satisfactory to the Agent and the Banks:

               (a) All representations and warranties contained herein are true and correct as of the Effective Date.

               (b) All Loans outstanding under the Credit Agreement shall bear interest at the Base Rate.

               (c) The Agent shall have received for its own account, or for the account of the applicable Bank, as the case may be, all payments due on the Effective Date from any Bank in respect of the Loans assigned pursuant to
Section 5 and all fees, costs and expenses due and payable pursuant to Section 2.09(b) of the Credit Agreement, if then invoiced.

               (d) The Agent has received all fees and expenses required to be paid by the Company in connection with the Amendment other than such fees and expenses for which the Company has not received bills from the applicable Person or Persons.

               (e) The Agent has received from the Company and each of the Banks a duly executed copy of this Amendment.

               (f) The Agent has received from the Company duly executed copies of the new Notes for all the Banks reflecting the new Commitments of the Banks.

               (g)       The Agent has received:

                    (i) copies of the resolutions of the board of directors of (A) the Company authorizing the transactions contemplated hereby and (B) the Guarantor authorizing the transactions contemplated by the Guarantor Acknowledgment and Consent executed by the Guarantor in the form attached hereto as Annex 3 (the "Consent") and the Guaranty, each certified as of the Effective Date by the Secretary or an Assistant Secretary or other duly authorized officer of such Person; and

                    (ii) a certificate of the Secretary or Assistant Secretary or other duly authorized officer of each of the Company and the Guarantor certifying (A) the names and true signatures of the officers of the Company and the Guarantor, respectively, authorized to execute, deliver and perform, as applicable, this Amendment, and all other Loan Documents to be delivered by it, respectively, hereunder, and (B) that the respective charter documents of the Company and the Guarantor provided to the Banks at the time of the execution and delivery of the Credit Agreement are in full force and effect and are unchanged from the versions of such documents provided to the Banks at the time of the execution and delivery of the Credit Agreement.

               (h)       The Agent has received:

                    (i) an opinion of Stradling, Yocca, Carlson & Rauth, California counsel to the Company, addressed to the Agent and the Banks;

                    (ii) an opinion of Gibson, Dunn & Crutcher, California counsel to the Guarantor, addressed to the Agent and the Banks; and

                    (iii) an opinion of Shin & Kim, Korea counsel to the Guarantor, addressed to the Agent and the Banks.

               (i) The Agent has received a duly executed copy of the Consent.

               (j) The Agent has received copies of all consents (including, without limitation, the consent of Hanil Bank) required in connection with the execution of this Amendment and the Consent.

          5.        Certain Effective Date Transitional Matters.

               (a) On the Effective Date, each Bank hereby sells and assigns, without recourse, an amount of Loans equal to the product of (i) the excess (if any) of its Original Percentage over its Effective Date Percentage times (ii) the aggregate principal amount of Loans outstanding on such date and each Bank hereby purchases an amount of Loans equal to the product of (i) the excess (if any) of its Effective Date Percentage over its Original Percentage times (ii) the aggregate principal amount of Loans outstanding on such date. Each Bank selling Loans hereunder shall be deemed to have sold (and each Bank purchasing Loans shall be deemed to have purchased) a pro rata portion (based on the aggregate principal amount of Loans then outstanding) of each of such selling Bank's Loans. Payments by each Bank purchasing Loans hereunder shall be made to the Agent not later than 9:00 a.m., San Francisco time in immediately available funds, without setoff, deduction or counterclaim, for the pro rata account (based upon the outstanding principal amount of Loans being sold) of each selling Bank in an amount equal to the aggregate principal amount of outstanding Loans purchased by such Bank.

               (b) On and after the Effective Date, each Bank shall be entitled to receive commitment fees under Section 2.09(b) of the Credit Agreement and interest on Loans and on any other amount due under any Loan Document, in each case, (i) accrued and unpaid before the Effective Date in accordance with its Original Percentage and (ii) accrued on and after the Effective Date in accordance with its Effective Date Percentage.

               (c) On and after the Effective Date, to the extent that any commitment and the other rights and obligations of any Bank existing at the time immediately preceding the Effective Date have been assigned or delegated, as applicable, to any Bank hereunder, such Bank hereby assumes such commitment and other obligations and shall have the rights and obligations of a Bank hereunder and under the other Loan Documents and, to the extent that any commitment and other obligations of any Bank existing at the time immediately preceding the Effective Date have been delegated by any Bank pursuant to this Agreement, such Bank shall be released from such commitment and its obligations thereunder and under the other Loan Documents.

          For purposes of this Section 5, (i) "Original Percentage" means, relative to any Bank, the percentage set forth with respect to such Bank on the schedule attached hereto as Annex 4 and (ii) "Effective Date Percentage" means, relative to any Bank, the percentage set forth with respect to such Bank on the schedule attached hereto as Annex 4.

          6. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the parties hereto of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

          7.        Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Loan Documents are and shall remain in full force and effect, without defense, offset or counterclaim. All references therein shall henceforth refer to the Loan Documents as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Documents.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California; provided that the Agent and the Banks shall retain all rights arising under federal law.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents, respectively.

               (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

               (h) Reasonably promptly after the satisfaction of the conditions set forth in Section 4, the Agent will certify such satisfaction in writing to the Company and the Banks.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                        AST RESEARCH, INC.

                                        By:     /s/Dennis R. Leibel
                                        Title:  Senior Vice President,
                                                Legal and Administration


                                        By:    /s/Mark P. deRaad
                                        Title: Vice President/Controller

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION,
                                        as Agent

                                        By:    /s/Dietmar Schiel
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Bank

                                        By:    /s/Kevin McMahon
                                        Title: Vice President


                                        ROYAL BANK OF CANADA

                                        By:    /s/Michael A. Cole
                                        Title: Manager


                                        BANQUE NATIONALE DE PARIS

                                        By:    /s/Clive Bettles
                                        Title: Senior Vice President & Manager

                                        By:    /s/Tjalling Terpstra
                                        Title: Vice President


                                        NATIONSBANK OF TEXAS, N.A.

                                        By:    /s/Edwin J. Davis Jr.
                                        Title: Senior Vice President


                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                        LOS ANGELES BRANCH

                                        By:    /s/Jeffrey A. Lamia
                                        Title: Senior Vice President

                                        By:    /s/Juergen Boysen
                                        Title: Senior Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By:     /s/J.W. Park
                                        Title:  Vice President

                                        ABN AMRO BANK N.V.,
                                        LOS ANGELES INTERNATIONAL BRANCH

                                        By:    ABN AMRO NORTH AMERICA, INC.,
                                               as agent therefor

                                        By:    /s/Paul K. Stimpfl
                                        Title: Vice President

                                        By:    /s/John A. Miller
                                        Title: Group Vice President/Director

                                        THE BANK OF NOVA SCOTIA

                                        By:    /s/James S. York
                                        Title:  Vice President


COMMITMENTS
AND PRO RATA SHARES
                                                           Pro Rata
      Bank                                Commitment       Share

Bank of America National                $ 40,000,000         20%
Trust and Savings
Association

Royal Bank of Canada                    $ 25,000,000       12.5%

Banque of Nacionale de Paris            $ 25,000,000       12.5%

Nationsbank of Texas, N.A.              $ 25,000,000       12.5%

ABN AMRO Band N.V.                      $ 25,000,000       12.5%
Los Angeles International Branch

The First National Bank                 $ 10,000,000          5%
of Chicago

Commerzbank Aktiengesellschaft          $ 25,000,000       12.5%
Los Angeles Branch

The Bank of Nova Scotia                 $ 25,000,000       12.5%

            TOTAL                       $200,000,000        100%






              GUARANTOR ACKNOWLEDGMENT AND CONSENT

     The undersigned, the guarantor with respect to AST Research, Inc.'s (the "Company") obligations to the Agent and the Banks under the Credit Agreement, hereby (a) acknowledges and consents to the execution, delivery and performance by Company of the First Amendment to Credit Agreement dated as of February 29, 1996, a copy of which is attached hereto (the "Amendment"), (b) reaffirms and agrees that the Guaranty and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim and, (c) reaffirms and agrees that all of the provisions of the Guaranty are applicable to, and enforceable by the Agent and all Banks party to the Amendment against, the undersigned with respect to the increased Commitments aggregating $200,000,000 under the Credit Agreement.

     The undersigned hereby represents and warrants to the Agent and the Banks on the date hereof and as of the Effective Date as follows:

     (i) the execution, delivery and performance by the undersigned of the Guaranty and this Guarantor Acknowledgment and Consent have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable, except as have been previously obtained and delivered to the Agent and the Banks;

     (ii) the Guaranty and this Guarantor Acknowledgment and Consent constitute the legal, valid and binding obligations of the undersigned, enforceable against it, in accordance with their respective terms, without defense, counterclaim or offset;

     (iii) all representations and warranties of the undersigned contained in the Guaranty are true and correct; and

     (iv) the undersigned is entering into this Guarantor Acknowledgment and Consent on the basis of its own investigations, and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

     Capitalized terms used herein have the meanings specified in the Amendment.


                                        SAMSUNG ELECTRONICS CO., LTD
Dated:  March 5, 1996                   By:     /s/Myoung Soo Hong
                                        Title:  Senior Vice President
                                                Sales and Marketing